SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A
                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 25, 2000


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
             (Exact name of registrant as specified in its charter)


   California                       333-76435                 33-0761517
(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                 File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)


022/A.edg

Item 7.  Financial Statements and Exhibits

         a.   Financial Statements of Businesses Acquired

              2nd Fairhaven, LLC

              Independent Auditor's Report..................................FS-1
              Balance Sheet, December 31, 1999..............................FS-2
              Statement of Income and Members' Equity, Year Ended
                    December 31, 1999.......................................FS-3
              Statement of Cash Flows From November 30, 1997 (Date
                    of inception) to December 31, 1999......................FS-4
              Notes to Financial Statements.................................FS-5


         b.   Proforma Financial Information

              Pro Forma Balance Sheet, December 31, 1999 (Unaudited)........FS-8
              Pro Forma  Statement of Operations for the Period
                    September 3, 1999 (Date Operations Commenced)
                    through December 31, 1999 (Unaudited)...................FS-9
              Notes to Pro Forma Financial Statements......................FS-10

         c.   Exhibits

              10.1 Amended and Restated Operating Agreement of
                   2nd Fairhaven, LLC*
         ----------
         *Previously filed.

To the Members of Second Fairhaven, LLC:

                          Independent Auditor's Report
                          ----------------------------

I have audited the accompanying balance sheet of Second Fairhaven, LLC as of December 31, 1999 and the related statement of income and members' equity for the year then ended and the related statement of cash flows for the period from November 30, 1997 (date of inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Second Fairhaven, LLC at December 31, 1999, and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.


                                                              THOMAS S. CHAMBERS


Denton, Maryland
March 6, 2000

                              SECOND FAIRHAVEN, LLC
                                  BALANCE SHEET

                                December 31, 1999

                                     ASSETS

Property and Equipment, at cost:
    Land and improvements                                $  104,610
    Buildings                                             1,132,289
    Furniture and equipment                                   7,294
                                                      -------------
    Total property and equipment                          1,244,193
    Less: accumulated depreciation                         (19,306)
                                                      -------------

             Net property and equipment                   1,224,887
                                                      -------------

Other Assets:
    Cash                                                      1,951
    Restricted cash                                           9,540
    Prepaid expenses                                          8,691
    Rent receivable                                           6,185
     Indirect fees                                          186,142
                                                      -------------

             Total Other Assets                             212,509
                                                      -------------

TOTAL ASSETS                                            $ 1,437,396
                                                        ===========


                         LIABILITIES AND MEMBERS' EQUITY

Long-term debt                                          $ 1,003,824
                                                        -----------

Other liabilities:
    Accounts payable                                          4,061
    Interest payable                                          1,922
    Loans payable to members                                134,891
    Accrued start-up fees                                   257,800
    Security deposits                                         2,340
                                                       ------------


             Total Other Liabilities                        401,014
                                                       ------------

Members' Equity                                              32,558
                                                       ------------

TOTAL LIABILITIES AND MEMBERS' EQUITY                   $ 1,437,396
                                                        ===========



The accompanying notes are an integral part of this financial statement.

                              SECOND FAIRHAVEN, LLC
                     STATEMENT OF INCOME AND MEMBERS' EQUITY

                          Year ended December 31, 1999


REVENUES
    Rents                                               $   58,157
    Interest                                                    69
                                                         ---------
             Total Revenue                                  58,226
                                                         ---------

EXPENSES
    Property expenses:
             Grounds Maintenance                             1,115
             Insurance                                       3,010
             Maintenance and repairs                           749
             Management fees                                 5,234
             Professional Fees                                 109
             Salaries                                       10,215
             Supplies                                        1,683
             Taxes                                           7,997
             Utilities                                       6,386

     Depreciation and amortization                          27,964
     Interest                                               13,476
     Miscellaneous                                             362
                                                       -----------

             Total Expenses                                 78,300
                                                       -----------

NET LOSS                                                  (20,074)

MEMBERS' EQUITY, January 1                                  52,632
                                                        ----------

MEMBERS' EQUITY, December 31                           $    32,558
                                                      ============







The accompanying notes are an integral part of this financial statement.

                              SECOND FAIRHAVEN, LLC
                             STATEMENT OF CASH FLOWS

         From November 30, 1997 (Date of inception) to December 31, 1999



CASH FLOWS FROM OPERATING ACTIVITIES:
    Cash received on behalf of tenants                              $     51,972
    Cash paid to suppliers and employees                                (41,490)
    Interest received                                                         69
    Interest paid                                                       (11,554)
                                                                    ------------

             Net cash used by operating activities                       (1,003)
                                                                    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of property and equipment                               (1,181,193)
    Transfers from restricted cash accounts                               17,925
    Transfers to restricted cash accounts                               (27,465)
                                                                    ------------

             Net cash used by investing activities                   (1,190,733)
                                                                     -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from issuance of long-term debt                           1,005,062
    Principal paid on long-term debt                                     (1,238)
    Security deposits received                                             2,340
    Funds loaned by members                                              134,891
    Members' capital contributions                                        52,632
                                                                    ------------

             Net cash provided by financing activities                 1,193,687
                                                                     -----------

NET INCREASE IN CASH                                                       1,951

    Cash, November 30, 1997                                                -
                                                                    ------------

CASH, DECEMBER 31, 1999                                            $       1,951
                                                                   =============


RECONCILIATION OF NET LOSS TO CASH FLOWS FROM OPERATING ACTIVITIES:
    Net Loss                                                       $    (20,074)
    Depreciation and amortization                                         27,964
    Change in receivables and prepaid expenses                          (14,876)
    Change in accounts payable and accrued interest                        5,983
                                                                   -------------

             Net Cash Used by Operating Activities                 $     (1,003)
                                                                   =============



The accompanying notes are an integral part of this financial statement.

                              SECOND FAIRHAVEN, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of organization and operations - Second Fairhaven, LLC is a Maryland limited liability company that was formed in November, 1997 to construct and operate a 18-unit apartment complex in Federalsburg, Maryland. The project is administered by the U.S. Department of Agriculture (RECD). Under this program the Company provides housing to the low and moderate income elderly, subject to regulation by RECD as to rental charges and operating methods. Lower rental charges to tenants are recovered by the Company through rent subsidies provided by RECD.

During the year ended December 31, 1999, rental revenue from RECD totaled $36,582, representing 62.8% of total revenue.

Accounting method and income taxes - The Company uses the accrual method of accounting for both financial statement and income tax purposes, whereby income is recognized as earned and expenses are recognized as incurred.

The company is taxed as a partnership for federal and state income taxes; therefore, all members recognize their respective shares of income or loss on their individual tax returns. Consequently, a provision for income taxes has not been included in the accompanying financial statements.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents - For purposes of the statement of cash flows, the Company considers all checking and savings accounts available for the normal operating activities of the business to be cash. Other cash balances that are restricted for security deposits, property replacements and escrows are excluded from cash for purposes of cash flows.

Building and equipment - The building, equipment and land are reflected at original cost to the Company. Depreciation is calculated using straight and accelerated methods over the following useful lives of the property:

            Land improvements                  20 years
            Buildings                          40 years
            Furniture, fixtures & equipment    5 - 10 years

Deferred charges - The Company has incurred various start-up costs payable to brokers and the General Partners. These costs have been capitalized and are being amortized on a straight-line basis over fifteen years.

                              SECOND FAIRHAVEN, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE B: RESTRICTED CASH

Restricted cash consists of the following amounts deposited at banks as required by the mortgage note payable to Farmers' Home Administration:

           Tax and insurance escrow                    $  1,713
           Reserve for replacement                        5,480
           Security deposits                              2,347
                                                          -----

                    Total                              $  9,540
                                                       ========

NOTE C: LONG-TERM DEBT

Long-term debt consists of a mortgage payable to Farmers' Home Administration. The mortgage is secured by substantially all property of the Company and is payable in monthly installments of $2,132, including interest at 1.0%, through April 2049.

Principal retirements in the years subsequent to December 31, 1999 are expected to be:

                      2000                        $    2,605
                      2001                             2,786
                      2002                             2,980
                      2003                             3,187
                      2004                             3,409
                      Thereafter                     988,857
                                                     -------

                           Total                 $ 1,003,824
                                                ============

Under the terms of the mortgage with Farmers Home Administration, the Company is required to make monthly deposits into restricted cash accounts. As of December 31, 1999 those amounts are as follows:

                      Reserve for replacement      $    877
                      Tax and insurance escrow        1,485
                                                      -----

                               Total                $ 2,326
                                                   ========

                              SECOND FAIRHAVEN, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE D: RELATED PARTY TRANSACTIONS

Cabell Corporation, a corporation controlled by the General Member, provides all personnel for the Company operations and is reimbursed for the direct costs associated with these services which amounted to $10,215 for the year ended December 31, 1999. Cabell Corporation is also paid a fee for management of the project equal to 9% of rent income, which totaled $5,234 for 1999. At December 31, 1999, $812 was owed by the Partnership for these fees.

NOTE E: CAPITALIZED INTEREST

During the period of construction from November 30, 1997 to May 1, 1999, the Company incurred and paid interest costs in the amount of $46,593. These costs have been capitalized as a component of buildings.

                WNC HOUSING TAX CREDIT FUND VI, L.P., Series 7
                       (A California Limited Partnership)

                             PROFORMA BALANCE SHEET
                                December 31, 1999

                                     ASSETS

                                Historical          Proforma            Proforma
                                 Balance           Adjustments           Balance


Cash and cash equivalents       $ 2,195,749        $ 1,001,440
                                                      (82,880)
                                                     (785,550)       $ 2,328,759

Subscriptions receivable            803,590            785,550         1,589,140

Investment in limited
  partnerships                      341,570            888,074
                                                        82,880         1,312,524

Other assets                            440                  -               440
                                -----------        -----------       -----------

                                $ 3,341,349        $ 1,889,514       $ 5,230,863
                                ===========        ===========       ===========

                        LIABILITIES AND PARTNERS' EQUITY
Liabilities:

Notes payable to
  limited partnerships          $         -          $ 888,074         $ 888,074

Commisions payable                   44,730                  -            44,730

Accrued fees and
  expenses due to
  general partner
  and affiliates                    155,449                  -           155,449
                                -----------        -----------       -----------
                                    200,179            888,074         1,088,253
                                -----------        -----------       -----------

Partners' equity (deficit):
  General partner                   (4,659)            (1,826)           (6,485)
  Limited partners                3,145,829          1,003,266         4,149,095
                                -----------        -----------       -----------
    Total partners' equity        3,141,170          1,001,440         4,142,610
                                -----------        -----------       -----------
                                $ 3,341,349        $ 1,889,514       $ 5,230,863
                                ===========        ===========       ===========



                                    Unaudited
             See Accompanying Notes to Proforma Financial Statements
                                      FS-8

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
                       (A California Limited Partnership)

                        PROFORMA STATEMENT OF OPERATIONS
          For the Period September 3, 1999 (Date Operations Commenced)
                            through December 31, 1999




                                Historical          Proforma            Proforma
                                 Balance           Adjustments           Balance

Interest income                   $6,082                                  $6,082
                                --------                                 -------

Operating expenses:
Amortization                         700                                     700
Other                                 12                                      12
                                --------                                 -------

Total operating expenses             712                                     712
                                --------                                 -------

Income from operations             5,370                                   5,370

Equity in income (loss)
 from limited partnerships             -              (6,690)            (6,690)
                                --------              -------            -------

Net loss                         $ 5,370             $(6,690)           $(1,320)
                                ========             ========           ========




                                    Unaudited
             See Accompanying Notes to Proforma Financial Statements
                                      FS-9

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
                       (A California Limited Partnership)

                NOTES TO UNAUDITED PROFORMA FINANCIAL STATEMENTS

NOTE 1 - GENERAL

The information contained in the following notes to the proforma balance sheet is condensed from that which appears in the financial statements. Accordingly, this proforma balance sheet should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 7 financial statements dated December 31, 1999. WNC Housing Tax Credit Fund VI, L.P., Series 7 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of December 31, 1999, the Partnership had not acquired a limited partnership interest in any limited partnerships. Subsequent to December 31, 1999, the Partnership has acquired an interest in two limited partnerships: 2nd Fairhaven Manor, LLC (FAIRHAVEN) and School Square Limited Partnership (SCHOOL SQUARE). Each owns one apartment complex. The Partnership is negotiating to acquire a limited partnership interest in one other partnership that owns one apartment complex: Red Oaks Estates, L.P. (RED OAKS). These investments commit the Partnership to capital contributions as follows:


                FAIRHAVEN                                $   356,860
                SCHOOL SQUARE                                285,574
                RED OAKS                                     245,640
                                                         -----------
                                                         $   888,074
                                                         ===========

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
                       (A California Limited Partnership)

          NOTES TO UNAUDITED PROFORMA FINANCIAL STATEMENTS (Continued)


NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)
---------------------------------------------

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $1,001,440 reflects the net proceeds from December 31, 1999 to February 9, 1999 from issuance of 1,304 units of limited partners' capital ($1,304,000 less notes receivable and commissions and offering costs of $120,000 and $182,560, respectively.) The third adjustment to cash and the adjustment to subscriptions receivable of $785,550 reflects the increase in subscriptions receivable from the above subscriptions. The adjustment to investment in limited partnerships and the first adjustment to notes payable to limited partnerships of $888,074 reflects the Partnership's acquisition of the three limited partnership interests as if the Partnership's date of acquisition was December 31, 1999. The second adjustment to investment in limited partnerships and the second adjustment to cash of $82,880 reflects the acquisition fee from the proceeds raised from December 31, 1999 to February 9, 2000.

The accompanying proforma statement of operations was computed assuming that the limited partnerships were acquired on the date the Partnership commenced operations. The SCHOOL SQUARE and RED OAKS apartment complexes were under construction or rehabilitation during the period presented and had no operations which should be reported. FAIRHAVEN had operations during the period presented and a proforma income adjustment of $(6,690) has been recorded to equity in income (loss) of limited partnerships in the Proforma Statement of Operations to reflect these operations. The Partnership uses the equity method of accounting to account for its investments in these local limited partnerships

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7

Date: March 29, 2000                    By:   WNC &  Associates, Inc.,
                                        General Partner


                                        By:  /s/ MICHAEL L. DICKENSON
                                             Michael L. Dickenson,
                                             Vice President - Chief Financial
                                             Officer







                                       5